
RAND
LOGISTICS, INC.



Rand Logistics, Inc.
NASDAQ: RLOG
Jefferies 7th Annual Global Shipping and Logistics Conference
September 8, 2010



This presentation contains forward-looking statements. For all forward-looking statements, we claim the protection of the Safe Harbor for Forward-Looking Statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are inherently subject to risks and uncertainties, many of which cannot be predicted with accuracy or are otherwise beyond our control and some of which might not even be anticipated. Future events and actual results, affecting our strategic plan as well as our financial position, results of operations and cash flows, could differ materially from those described in or contemplated by the forward-looking statements. Important factors that contribute to such risks include, but are not limited to, the effect of the economic downturn in our markets; the weather conditions on the Great Lakes; and our ability to maintain and replace our vessels as they age.

For a more detailed description of these uncertainties and other factors, please see the "Risk Factors" section in Rand's Annual Report on Form 10-K as filed with the Securities and Exchange Commission on June 16, 2010.

RAND LOGISTICS, INC.

Introduction



- Laurence S. Levy, Chairman & Chief Executive Officer
  - Chairman of Hyde Park Holdings, an investment firm specializing in private equity investments since 1986
  - History of acquiring and building businesses, primarily in the logistics and infrastructure markets
- Edward Levy, President
  - 9 years as a Managing Director of CIBC World Markets Corp.
  - 6 years of actively managing a private equity fund for CIBC
  - 4 years as Co-head of CIBC's Leveraged Finance Group
- Captain Scott F. Bravener, Director & President
  - 15 years as Lower Lakes' President and CEO
  - Over 25 years experience in Great Lakes shipping industry
- Joseph W. McHugh Jr., Chief Financial Officer
  - Over 25 years of CFO/Controllership experience in middle market manufacturing and service companies
  - Significant experience in closing complex financings, acquisitions and divestitures, as well as SEC and Lender Financial Reporting
- Management and Directors collectively own approximately 15% of the Company



RAND
LOGISTICS, INC.

Company Overview





- Leading provider of dry bulk commodities freight shipping services throughout the Great Lakes with over 95% of business under long-term contract
- Increasing market share, due to cost-efficient operating model, composition of fleet (i.e. river class, bow booms) and scheduling flexibility
- Strategy of diversifying and balancing products carried and customers served has partially offset cyclical decreases in demand for the transportation of certain commodities
- Strong track record of accretive acquisitions
- High barriers to entry
- Mitigated operating inefficiencies due to reduced customer demand with continued benefits from operational improvements across the fleet and capital expenditures in prior periods

RAND
LOGISTICS, INC.



Favorable Asset Mix

Self-Unloading Bulk Carriers (10)

- Most efficient means of shipping on the Great Lakes
- Faster to load and unload; no on-shore operators; ideal for short hauls
- Represents over 75% of Rand's capacity



Bulk Carriers (3)

- Ideal for long duration grain shipments and iron ore backhaul
- Cheaper to operate over long distances; requires land-side operators to unload
- Limited market competition, 19 Canadian vessels versus 120 two decades ago



High Barriers to Entry



- Jones Act and Canada Marine Act
  - Limits competition to domestically constructed vessels and local operators
- New Builds Not Economically Feasible
  - Current freight rates and construction costs do not justify investment
  - Last self-propelled Great Lakes vessel built 20 years ago
  - Fresh water use extends vessel life
- Existing Customer Network
  - Long-term relationships create operating efficiencies and limit competitor penetration

Canadian competitor's fleet will require significant rebuild over the next 7-10 years due to exposure to salt water





RAND
LOGISTICS, INC.

Favorable Market Demand Imbalance


Annual Self-Unloader River Class Carrying Capacity versus Great Lakes Flag Limestone Carriage
Tons (mm)
43
38
33
28
23
18
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
15-YEAR AVERAGE ANNUAL LIMESTONE CARRIAGE – Great Lakes
ANNUAL LIMESTONE CARRIAGE – Great Lakes
ANNUAL RIVER CLASS CARRYING CAPACITY (EST.)
16 BOATS
10 BOATS



RAND LOGISTICS, INC.

Well Positioned to Weather Economic Challenges



- Ability to outperform in adverse market conditions because of:
  - Diverse customer base;
  - Scheduling flexibility inherent in size and configuration of fleet;
  - Cost-efficient operating model; and
  - Market position
- Insulated from any significant pricing pressure due to the long-term contractual nature of our business and security of supply
- Fuel surcharges protect against rising fuel prices

Leading Self-Unloader Market Share



U.S. Flag Great Lakes
River Class Fleets
Rand
American
Steamship
Interlake Steamship



Canadian Flag Great Lakes
River Class Fleets
Rand
Algoma
Central
Upper Lakes
Shipping





RAND
LOGISTICS, INC.

Diversified Freight & Customers



Long-term contracts provide insulation from any significant pricing pressure.

Sample Key Customers:

Anheuser-Busch Companies, Morton Salt, Georgia-Pacific, ON (Building a Better Future with Essential Industrial Minerals), Carmeuse Natural Chemicals, Casco, Koch Industries Inc, Essar Steel, Cleveland-Cliffs, Sifto, Cargill, ADM, Parrish & Heimbecker, Limited, Essroc Italcementi Group, Lafarge, Bunge, ArcelorMittal, St Marys

Cargo Mix FY2011 June YTD



Aggregates 47.4%
Salt 11.9%
Ore 14.9%
Coal 13.2%
Grain 9.5%
Slag 1.3%
Coke 0.2%
Pet Coke 1.2%
Oxide 0.4%
Aggregates
Salt
Ore
Coal
Grain
Slag
Coke
Pet Coke
Oxide

RAND LOGISTICS, INC.

Able to Leverage Customer Network





Coal, Coke, Slag
Stone
Salt, Coal, Stone
Iron, Ore
Grain
Stone Quarries
Thunder Bay
MINNESOTA
LAKE SUPERIOR
Duluth
Superior
Marquette
Sault Ste. Marie
Bruce Mines
Drummond Island
Thessalon
Port Inland
Brevort
Cedarville
Meldrum Bay
Badgeley Island
ONTARIO
LAKE HURON
Escanaba
Calcite
Stoneport
Alpena
Charlevoix
WISCONSIN
Midland
Toronto
LAKE ONTARIO
Green Bay
Manistee
Goderich
Ludington
Hamilton
Port Colborne
Saginaw
Buffalo
MICHIGAN
Sarnia
Nanticoke
Marysville
NEW YORK
LAKE MICHIGAN
Muskegon
Milwaukee
Grand Haven
Holland
Detroit
Windsor
Conneaught
Ashtabula
LAKE ERIE
Cleveland
Toledo
Chicago
Marblehead
ILLINOIS
INDIANA
OHIO
PENNSYLVANIA



RAND
LOGISTICS, INC.


RAND
LOGISTICS, INC.



Financial Review

Business Economic Model Metrics



	12 Months Ended 3/31/10	3 Months Ended 6/30/10	3 Months Ended 6/30/09
Sailing Days	3,143	1,023	912
Freight Revenue/Sailing Day	$27,087	$27,767	$26,475
(Vessel Operating Expenses less Fuel and Other Surcharge Revenue)/Sailing Day	$15,763	$16,875	$15,984
Repairs and Maintenance Expenses/Sailing Day	$1,692	$43	$717
G&A (in millions)	$9.7	$2.4	$2.4
Average F/X Rate	$0.919USD/CAD	$0.973USD/CAD	$0.858USD/CAD

RAND LOGISTICS, INC.

Summary Historical Financial Results



Marine Freight Rev/Day
Vessel Operating Exp/Day*
G&A/Day **
Repair & Maintenance/Day
30,000
25,000
20,000
15,000
10,000
5,000
0
$/Day
$23,417
$17,264
$2,973
$1,246
$24,622
$19,025
$3,704
$1,333
$27,266
$16,583
$3,222
$1,640
$27,087
$15,763
$2,934
$1,692
FY2007
FY2008
FY2009
FY2010

	FY2007	FY2008	FY2009	FY2010
Sailing Days	**2,714**	**2,883**	**3,148**	**3,143**

* **Vessel Operating Exp** is net of fuel surcharge revenue
** **G&A** excludes Lender Amendment Fee in FY2010

RAND LOGISTICS, INC.

Trailing 12-month Operating Income Before D&A


Operating Income Plus Depreciation and Amortization*
$25,000
$20,000
$15,000
$10,000
$5,000
$0
FY07 Q4
FY08 Q1
FY08 Q2
FY08 Q3
FY08 Q4
FY09 Q1
FY09 Q2
FY09 Q3
FY09 Q4
FY10 Q1
FY10 Q2
FY10 Q3
FY10 Q4
FY11 Q1
Trailing 12-month Operating Income Before Depreciation and Amortization



* Excludes GE Amendment Fee of $446K incurred in Q1 & Q2 of FY2010

RAND LOGISTICS, INC.

Potential Operating Income Before D&A



($millions)
$40
$30
$20
$10
$0
$23.0 "Area"
$2.8
$2.2
$28.0 "Area"
$13.5
$14.5
Capex & Drydock
Cash Interest
FY Ending March 2011
Elimination of major mechanical issue, recovery in Canadian Salt demand and organic growth
Michipicoten Repowering
Expected
CAPEX, Drydock & Cash Interest
Free Cash Flow

As of March 31, 2010, Rand had tax loss carryforwards of $24.4M US in the United States, and $13.8M CAD in Canada.



RAND LOGISTICS, INC.



Capital Structure



(U.S. Dollars 000's)	Pro Forma 6/30/10	6/30/09
Cash and cash equivalents*	8,355	3,998
Total current assets*	31,919	20,024
Total assets*	164,548	153,653
Revolver outstanding* (seasonal)	0	13,081
Long-term debt *(includes current portion)	79,526	60,419
Preferred stock, $.0001 par value Authorized 1,000,000 shares Issued and outstanding 300,000 shares	14,900	14,900
Total stockholders' equity	53,337	45,928
F/X Rate at the end of period	$0.939USD/CAD	$0.860USD/CAD

* Pro Forma 6/30/10 reflects $20.0 million term loan financing completed August 9, 2010, for which proceeds in part will fund the Michipicoten repowering.

RAND
LOGISTICS, INC.

Growth Strategies



Organic Opportunities

- Focus on commodity mix maximization
- Contractual price increases
- Invest to improve operating efficiencies
- Return of end markets to historical demand norms

External Opportunities

- Continue to pursue financially disciplined acquisition opportunities
  - Jones Act and Canada Marine Act assets on Great Lakes
  - Jones Act assets in other markets
  - Assets in shipping or related areas with
    - Predictable cash flows
    - Defined markets
    - Barriers to entry

Acquisitions Completed/Withdrawn:

- Three U.S.-flagged self-unloading bulk carriers from Wisconsin & Michigan Steamship Company (Feb. '08):
  - $20.6 million cash, less than 3x EBITDA
- Two bulk carriers from Voyageur Marine for $24.5mm (Aug. '07):
  - Expanded market presence and facilitated customer diversity
- $255 million bid for U.S. Shipping in June 2009; elected not to proceed based on price

RAND LOGISTICS, INC.



Key Takeaways

- Leading provider of dry bulk commodities freight shipping services throughout the Great Lakes with over 95% of business under long-term contract
- Increasing market share
- Strong track record of accretive acquisitions
- High barriers to entry
- Well positioned to weather macro-economic challenges
- Benefiting from operational improvements and recent capital expenditures
- Experienced and successful management team and BOD with significant total ownership interest (approx. 15%)

RAND LOGISTICS, INC.


RAND
LOGISTICS, INC.



Rand Logistics, Inc.
NASDAQ: RLOG
Jefferies 7th Annual Global Shipping and Logistics Conference
September 8, 2010